united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2015

Item 1. Reports to Stockholders.

BTS Tactical Fixed Income Fund

Annual Report
December 31, 2015

1-877-BTS-9820
(1-877-287-9820)

www.btsfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the BTS Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income Fund (the “Fund”) and take a moment to review developments related to the Fund, including strategies we’ve employed, recent returns and our vision for 2016 and 2017.

First, the Fund is now past its 15 year anniversary as an operating entity, having previously been launched in January 2000 as a private LLC. This is an exciting time for the Fund and BTS and is a demonstration of shareholder loyalty and commitment.

Second, for the Fund, we have seen an exciting amount of shareholder activity and purchases over the past year. From January 2, 2015 to December 31, 2015, the Fund grew from just over $121 million to almost $181 million, another testament to you, the loyal shareholder, and an understanding of the importance of a tactical strategy. We also recognize the trust this demonstrates that you have placed in us as fund manager and look forward to working together towards potential prosperity in 2016.

Regarding 2015 returns, the Fund was positioned to avoid the significant volatility spread throughout the markets. There were no available sustainable trends for a majority of the year and the Fund’s overall return reflects this, which was -2.31% (-7.22% with a full upfront sales charge of 5%) for the twelve month period ended December 31, 2015. This is compared to the Fund’s primary benchmark, the Barclays Capital Aggregate Bond Index, which shows returns of 0.55%, and one reference benchmark, the Lipper High Yield Bond Funds Index, which returned -4.86% for the year ended December 31, 2015. When comparing index and Fund performance, it is important to emphasize and remember that investors cannot invest directly in an index like the Barclays Capital Aggregate Bond Index or Lipper High Yield Bond Funds Index and that performance for the Barclays Capital Aggregate Bond Index does not include fees and expenses.

While the Fund underperformed the Barclays Capital Aggregate Bond Index, exclusive of upfront sales charges, it outperformed the Lipper High Yield Bond Funds Index. We believe underperformance was due to significant market volatility and the general composition of the Barclays Capital Aggregate Bond Index, which is an unmanaged index designed to simulate performance of the entire universe of fixed income securities available in the market. Unlike this fully diversified index, the Fund is tactically managed with a risk-on/risk-off approach, moving in and out of the market to find what we believe is the right bond at the right time, rather than passively permitting bond sectors experiencing significant drawdown to reduce the effects of positive performance from outperforming bonds. In short, BTS believes performance was a result of our primary mandates and the above-referenced volatility. We believe returns demonstrate our core philosophy of preservation of capital and avoiding significant short-term swings in an effort to provide strong and sustainable risk-adjusted returns.

As an example, there was significant volatility in the fourth quarter in the major markets. BTS initially entered the quarter out of the market and fully invested in cash, but then issued a buy signal for high yield bonds on 10/19/15, which initially showed some gains. However, a continuation of weakness in the price of oil and the energy sector pushed yield spreads higher and impacted our positioning.

Subsequently, to mitigate the drawdown pursuant to our internal mandates and tactical approach, BTS issued a sell for high yields on 12/8/15. With our main objective of preservation of capital in the forefront, the BTS investment model had to move defensively to reduce losses for the Fund’s shareholders. From the sell on 12/8/15, through the end of the year, the Lipper High Yield Bond Funds Index lost another -1.50%. Indeed, the high yield sector has had a ‘liquidity crunch’ further compressing prices and increasing yields.

In December we finally saw the Federal Reserve raise interest rates by 25 bps for the first time in about a decade. We also saw a significant downturn in the equity markets, which has continued into 2016. BTS is here to try to manage traditional fixed income holdings with a nontraditional approach, reduce equity exposure, and put cash to work.

In the long term, BTS thinks that employing BTS Indicators in a weighted investment model may help us achieve the Fund’s goals, potentially more so than a passive approach that can lead to magnified losses. We continue to believe at our core that an ‘unconstrained approach’, wherein BTS can go to cash to preserve capital and take a limited short position in an attempt to enhance returns continues to make sense during periods of volatility. A short position involves the sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value. BTS’ fluid model approach is designed to be cognizant of periods of volatility and to invest on confirmation of strong price trends. Consequently, our indicators place investor assets upon confirmation of stronger underpinnings, and move defensively during volatility in the financial markets and bond sectors.

Whenever trading and investing systems seek preservation of capital there may be times of defense investing wherein returns are missed in preference for safety of assets. In the long run, over 35 years of investing with this type of strategy with BTS Indicators, our investment team has created competitive returns through an ‘unconstrained approach’ rather than passive investing

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Funds and good luck in 2016 and 2017!

Sincerely,

Matthew Pasts CMT	Vilis Pasts
CEO, BTS Asset Management	Founder & Director of Research

The Barclays Capital Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. Performance is presented net of the funds’ fees and expenses.

2084-NLD-1/25/2016

BTS Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ending December 31, 2015, compared to its benchmark:

		Three Year	Five Year	Ten Year	Annualized Since	Annualized Since
	One Year	(Annualized)	(Annualized)	(Annualized)	Inception (a)	Inception (b)	Since Inception (c)	Since Inception (d)
BTS Tactical Fixed Income Fund Class A	(2.31)%	0.13%	1.57%	7.94%	9.00%	N/A	N/A	N/A
BTS Tactical Fixed Income Fund Class A (with load)	(7.22)%	(1.57)%	0.53%	7.38%	8.65%	N/A	N/A	N/A
BTS Tactical Fixed Income Fund Class C	(3.02)%	N/A	N/A	N/A	N/A	(0.78)%	N/A	N/A
BTS Tactical Fixed Income Fund Class I	N/A	N/A	N/A	N/A	N/A	N/A	(4.08)%	N/A
BTS Tactical Fixed Income Fund Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(4.09)%
Barclays Capital Aggregate Bond Total Return Index **	0.55%	1.44%	3.25%	4.51%	5.37%	2.04%	(0.28)%	(0.09)%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total operating expenses, as stated in the fee tables of the Fund’s April 30, 2015 prospectus is 2.08%, 2.83%, and 2.33% for Class A, Class C, and Class R shares, respectively. The Fund’s total operating expenses for Class I shares as stated in the May 8, 2015 prospectus is 1.83%. Class A shares are subject to a maximum sales charge of up to 5.00% imposed on purchases and a maximum deferred sales charge of 1.00% on shares redeemed within 18 months of purchase (if the initial sales charge is waived). All share classes are subject to a redemption fee of 1.00% if redeemed within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-287-9820.

**	The Barclays Capital Aggregate Bond Index (the “Index) is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Inception date for Class A is January 1, 2000. Performance data for Class A includes the Fund’s predecessor hedge fund.

(b)	Inception date for Class C is May 31, 2013.

(c)	Inception date for Class I is May 27, 2015.

(d)	Inception date for Class R is May 5, 2015.

Portfolio Composition as of December 31, 2015

Holdings By Asset Type	% of Net Assets
Money Market Fund	100.1%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

BTS Tactical Fixed Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 100.1%
	MONEY MARKET FUND - 100.1%
180,974,516	Goldman Sachs Financial Square Funds - Prime Obligations Fund - Institutional Class, 0.00% *	$180,974,516
	TOTAL SHORT-TERM INVESTMENTS (Cost - $180,974,516)

	TOTAL INVESTMENTS - 100.1% (Cost - $180,974,516) (a)	$180,974,516
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1) %	(231,221)
	NET ASSETS - 100.0%	$180,743,295

*	Interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $180,974,516.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

BTS Tactical
Fixed Income Fund (1)(2)
ASSETS
Investment securities:
At cost	$180,974,516
At value	$180,974,516
Receivable for Fund shares sold	415,740
Dividends and interest receivable	57,257
Prepaid expenses and other assets	45,322
TOTAL ASSETS	181,492,835

LIABILITIES
Investment advisory fees payable	156,239
Payable for Fund shares redeemed	484,421
Distribution (12b-1) fees payable	53,004
Payable to related parties	29,022
Accrued expenses and other liabilities	26,854
TOTAL LIABILITIES	749,540
NET ASSETS	$180,743,295

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$190,739,176
Accumulated net realized loss from security transactions	(9,995,881)
NET ASSETS	$180,743,295

Net Asset Value Per Share:
Class A Shares:
Net Assets	$101,489,007
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,661,161
Net asset value and redemption price per share
(Net assets/Shares of Beneficial Interest) (3)	$9.52
Maximum offering price per share (Maximum sales charge of 5.00%) (4)	$10.02

Class C Shares:
Net Assets	$36,932,773
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,912,197
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (3)	$9.44

Class I Shares:
Net Assets	$42,039,105
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,413,962
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (3)	$9.52

Class R Shares:
Net Assets	$282,410
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	29,692
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (3)	$9.51

(1)	Class I shares commenced operations on May 27, 2015.

(2)	Class R shares commenced operations on May 5, 2015.

(3)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(4)	On investments of $5 million or more, the maximum sales charge will not apply. However, the investment may be subject to a 1.00% contingent deferred sales charge if redeemed during the first 18 months.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

BTS Tactical
Fixed Income Fund (1)(2)
INVESTMENT INCOME
Dividends	$3,772,339
Interest	7,323
TOTAL INVESTMENT INCOME	3,779,662

EXPENSES
Investment advisory fees	1,533,568
Distribution (12b-1) fees, Class A shares	278,546
Distribution (12b-1) fees, Class C shares	304,151
Distribution (12b-1) fees, Class R shares	337
Administrative services fees	124,175
Transfer agent fees	91,938
Registration fees	82,239
Printing and postage expenses	72,411
Accounting services fees	35,272
Legal fees	23,938
Audit fees	20,002
Compliance officer fees	18,443
Non 12b-1 shareholder servicing fees	15,767
Custodian fees	15,564
Trustees fees and expenses	13,221
Insurance expense	3,720
Other expenses	2,110
TOTAL EXPENSES	2,635,402

NET INVESTMENT INCOME	1,144,260

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from security transactions	(6,488,376)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,488,376)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,344,116)

(1)	Class I shares commenced operations on May 27, 2015.

(2)	Class R shares commenced operations on May 5, 2015.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year/Period Ended	Year Ended
	December 31, 2015 (1)(2)	December 31, 2014
FROM OPERATIONS
Net investment income	$1,144,260	$977,312
Net realized gain (loss) from investments	(6,488,376)	481,322
Net change in unrealized appreciation of investments	—	221,250
Net increase (decrease) in net assets resulting from operations	(5,344,116)	1,679,884

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(708,462)	(1,173,073)
Class C	(65,595)	(57,953)
Class I	(276,386)	—
Class R	(1,492)	—
From net realized gains:
Class A	(193,309)	(348,941)
Class C	(70,611)	(81,692)
Class I	(80,411)	—
Class R	(518)	—
From distributions to shareholders	(1,396,784)	(1,661,659)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A - Subscriptions	98,254,686	39,707,606
Class A - Capital received as a result of shares issued due to merger	—	23,166,736
Class C - Subscriptions	21,980,065	10,220,794
Class C - Capital received as a result of shares issued due to merger	—	12,612,164
Class I - Subscriptions	55,172,995	—
Class R - Subscriptions	334,539	—
Net asset value of shares issued in reinvestment of dividends and distributions to shareholders:
Class A	776,638	1,488,472
Class C	125,768	116,608
Class I	344,723	—
Class R	2,010	—
Redemption fee proceeds:
Class A	18,407	20,116
Class C	4,767	2,749
Class I	942	—
Class R	5	—
Payments for shares redeemed:
Class A	(92,415,090)	(32,878,452)
Class C	(7,087,520)	(1,177,454)
Class I	(11,622,771)	—
Class R	(43,547)	—
Net increase in net assets from shares of beneficial interest	65,846,617	53,279,339

TOTAL INCREASE IN NET ASSETS	59,105,717	53,297,564

NET ASSETS
Beginning of Year	121,637,578	68,340,014
End of Year *	$180,743,295	$121,637,578
* Includes undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year/Period Ended	Year Ended
	December 31, 2015 (1)(2)	December 31, 2014
SHARE ACTIVITY
Class A:
Shares sold	9,933,757	4,021,136
Shares issued due to merger	—	2,347,187
Shares reinvested	80,917	150,208
Shares redeemed	(9,361,524)	(3,319,482)
Net increase in shares of beneficial interest outstanding	653,150	3,199,049

Class C:
Shares sold	2,243,318	1,035,960
Shares issued due to merger	—	1,284,334
Shares reinvested	13,323	11,857
Shares redeemed	(726,241)	(119,523)
Net increase in shares of beneficial interest outstanding	1,530,400	2,212,628

Class I:
Shares sold	5,580,815	—
Shares reinvested	36,210	—
Shares redeemed	(1,203,063)	—
Net increase in shares of beneficial interest outstanding	4,413,962	—

Class R:
Shares sold	33,921	—
Shares reinvested	211	—
Shares redeemed	(4,440)	—
Net increase in shares of beneficial interest outstanding	29,692	—

(1)	Class I shares commenced operations on May 27, 2015.

(2)	Class R shares commenced operations on May 5, 2015.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund - Class A

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013 (1)

Net asset value, beginning of period	$9.83	$9.79	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.15	0.26
Net realized and unrealized gain (loss) on investments	(0.29)	0.10	(0.32	) (8)
Total from investment operations	(0.23)	0.25	(0.06)

Paid-in-capital from redemption fees (2)	0.00 (3)	0.00 (3)	0.01

Less distributions from:
Net investment income	(0.06)	(0.18)	(0.14)
Net realized gains	(0.02)	(0.03)	(0.02)
Total distributions	(0.08)	(0.21)	(0.16)

Net asset value, end of period	$9.52	$9.83	$9.79
Total return (4)	(2.31)%	2.61%	(0.48	)% (5)
Net assets, at end of period (000’s)	$101,489	$98,360	$66,686
Ratio of net expenses to average net assets (7)	1.58%	1.64%	1.78	% (6)
Ratio of net investment income to average net assets (7,9)	0.58%	1.50%	4.59	% (6)
Portfolio Turnover Rate	660%	190%	17	% (5)

(1)	Class A shares commenced operations May 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended December 31, 2013, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating values for the Fund’s portfolio.

(9)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund - Class C
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013 (1)

Net asset value, beginning of period	$9.77	$9.77	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.04)	0.28
Net realized and unrealized gain (loss) on investments	(0.30)	0.22	(0.36	) (8)
Total from investment operations	(0.29)	0.18	(0.08)

Paid-in-capital from redemption fees (2,3)	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.02)	(0.15)	(0.13)
Net realized gains	(0.02)	(0.03)	(0.02)
Total distributions	(0.04)	(0.18)	(0.15)

Net asset value, end of period	$9.44	$9.77	$9.77	(5)
Total return (4)	(3.02)%	1.84%	(0.67)%
Net assets, at end of period (000’s)	$36,933	$23,278	$1,654
Ratio of net expenses to average net assets (7)	2.33%	2.39%	2.53	% (6)
Ratio of net investment income (loss) to average net assets (7,9)	0.08%	(0.39)%	6.20	% (6)
Portfolio Turnover Rate	660%	190%	17	% (5)

(1)	Class C shares commenced operations May 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended December 31, 2013, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating values for the Fund’s portfolio.

(9)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund - Class I
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the
	Period Ended
	December 31, 2015 (1)

Net asset value, beginning of period	$10.01
Activity from investment operations:
Net investment income (2)	0.24
Net realized and unrealized (loss) on investments	(0.65)
Total from investment operations	(0.41)

Paid-in-capital from redemption fees (2)	0.00	(3)

Less distributions from:
Net investment income	(0.06)
Net realized gains	(0.02)
Total distributions	(0.08)
Net asset value, end of period	$9.52
Total return (4)	(4.08	)% (5)
Net assets, at end of period (000’s)	$42,039
Ratio of net expenses to average net assets (7)	1.33	% (6)
Ratio of net investment income to average net assets (7,8)	4.12	% (6)
Portfolio Turnover Rate	660	% (5)

(1)	Class I shares commenced operations May 27, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund - Class R
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the
	Period Ended
	December 31, 2015 (1)

Net asset value, beginning of period	$9.99
Activity from investment operations:
Net investment income (2)	0.26
Net realized and unrealized (loss) on investments	(0.67)
Total from investment operations	(0.41)

Paid-in-capital from redemption fees (2)	0.00	(3)

Less distributions from:
Net investment income	(0.05)
Net realized gains	(0.02)
Total distributions	(0.07)
Net asset value, end of period	$9.51
Total return (4)	(4.09	)% (5)
Net assets, at end of period (000’s)	$282
Ratio of net expenses to average net assets (7)	1.83	% (6)
Ratio of net investment income to average net assets (7,8)	4.01	% (6)
Portfolio Turnover Rate	660	% (5)

(1)	Class R shares commenced operations May 5, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

BTS Tactical Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	ORGANIZATION

BTS Tactical Fixed Income Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on May 31, 2013. On August 12-13, 2014, the Board approved the reorganization of BTS Bond Asset Allocation Fund into the Fund. On December 12, 2014, the BTS Bond Asset Allocation Fund merged into the Fund. The investment objective of the Fund is to seek to provide total return.

The Fund currently offers four classes of shares: Class A shares, Class C shares, Class I shares and Class R shares. Class A shares and Class C shares commenced operations on May 31, 2013, Class I shares commenced operations on May 27, 2015 and Class R shares commenced operations on May 5, 2015. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares, Class I shares and Class R shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor

BTS Tactical Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

BTS Tactical Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investments	$180,974,516	$—	$—	$180,974,516
Total Investments	$180,974,516	$—	$—	$180,974,516

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $499,250,930 and $492,762,584, respectively.

BTS Tactical Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

4.	INVESTMENT ADVISORY AGREEMENT / RELATED PARTY TRANSACTIONS

BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2015, the Advisor earned advisory fees of $1,533,568.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until April 30, 2016, so that the total annual operating expenses of the Fund do not exceed 2.00%, 2.75%, 1.75%, and 2.25% of the average daily net assets of each of the Fund’s Class A, Class C, Class I, and Class R shares, respectively. Contractual waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, for Class A, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Fund may pay an annual rate of 0.25% of the average daily net assets of the respective Fund’s Class A shares, 1.00% of the average daily net assets for the respective Fund’s Class C shares, and 0.50% of the average daily net assets for the respective Fund’s Class R shares for distribution and shareholder service activities. For the year ended December 31, 2015, the Fund incurred distribution fees of $278,546, $304,151 and $337 for Class A, Class C, and Class R, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2015, the Distributor received $252,046 in underwriting commissions for sales of the Fund’s Class A shares, of which $31,665 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2015 the Fund assessed $18,407, $4,767, $942 and $5 in redemption fees for Class A, Class C, Class I and Class R shares, respectively.

BTS Tactical Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

6.	FUND ACQUISITIONS

As of the close of business on December 12, 2014 the BTS Tactical Fixed Income Fund acquired all of the assets and assumed all of the liabilities of the BTS Bond Asset Allocation Fund (“Bond Fund”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the shareholders of the Bond Fund. The purpose of this transaction was to combine two funds with comparable investment objectives and strategies. As a result of the acquisition, shareholders of the Bond Fund received shares of the BTS Tactical Fixed Income Fund equivalent to the aggregate net asset value of the shares they held in the Bond Fund. On December 12, 2014, the acquisition was accomplished by a tax-free exchange of 3,631,521 shares of the BTS Tactical Fixed Income Fund for 3,651,170 of the Bond Fund. The aggregate net assets of the BTS Tactical Fixed Income Fund and the Bond Fund immediately before the acquisition were $85,167,813 and $35,778,900, respectively. Immediately after the acquisition, the combined net assets of the BTS Tactical Fixed Income Fund amounted to $120,946,713.

The components of net assets immediately before the acquisition were as follows:

		Accumulated	Accumulated	Net
	Paid in	Net Investment	Net Realized Gain (Loss)	Unrealized
	Capital	Income	on Investments	Appreciation	Net Assets
BTS Bond Asset Allocation Fund	$39,309,810	$—	$(3,530,910)	$—	$35,778,900
BTS Tactical Fixed Income Fund	84,410,165	(153,077)	910,725	—	85,167,813
Total	$123,719,975	$(153,077)	$(2,620,185)	$—	$120,946,713

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2015 and December 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$1,396,784	$1,232,256
Long-Term Capital Gain	—	429,403
	$1,396,784	$1,661,659

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(7,493,876)	$(2,502,005)	$—	$—	$(9,995,881)

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,502,005	$—	$2,502,005

For the BTS Tactical Fixed Income Fund, $2,502,005 of capital loss carryover related to the merger with the BTS Bond Asset Allocation Fund is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $1,003,850 under tax rules.

BTS Tactical Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $7,493,876.

Permanent book and tax differences, primarily attributable to the reclass of dividend distributions, resulted in reclassification for the year ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(49,551)	$(92,325)	$141,876

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Goldman Sachs Financial Square Funds – Prime Obligations Fund (the “Goldman Fund”). The Fund may redeem its investment from the Goldman Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Goldman Fund. The financial statements of the Goldman Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2015, the Fund was entirely invested in the Goldman Fund.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no other events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of BTS Tactical Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of BTS Tactical Fixed Income Fund (the “Fund”), a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended and for the period March 1, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BTS Tactical Fixed Income Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended and for the period March 1, 2013 through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2016

BTS Tactical Fixed Income Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

Example

As a shareholder of the Fund, you will pay (1) transaction costs (loads and redemption fees) and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period in a fund and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Funds actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7/1/15	12/31/15	Period *	12/31/15	Period **
BTS Tactical Fixed Income Fund – Class A	1.61%	$1,000.00	$972.30	$ 8.00	$1,017.09	$ 8.19
BTS Tactical Fixed Income Fund – Class C	2.37%	$1,000.00	$969.80	$11.77	$1,013.26	$12.03
BTS Tactical Fixed Income Fund – Class I	1.45%	$1,000.00	$974.70	$ 7.22	$1,017.90	$ 7.38
BTS Tactical Fixed Income Fund – Class R	2.25%	$1,000.00	$972.70	$10.19	$1,014.87	$10.41

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

BTS Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

BTS Tactical Fixed Income Fund – Adviser: BTS Asset Management, Inc. *

In connection with the regular meeting held on December 8-9, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“BTS”) and the Trust, with respect to BTS Tactical Fixed Income Fund (the “Fund”) In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that BTS manages approximately $1.23 billion in assets, with an additional $600 million in assets under advisement, providing risk management solutions focused on capital preservation to all investor types. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and noting that the veteran investment team has deep financial and asset management experience, with most of the team having spent much of their careers at BTS. The Trustees observed that BTS’ investment process utilizes proprietary quantitative models that are price and momentum driven to determine in which bond sector the Fund will be invested or when to allocate to cash to preserve capital. The Trustees noted that BTS continually reviews and has made adjustments and improvements to the technical models for over 30 years. The Trustees discussed BTS’ methods of identifying several risks and their mitigation processes that monitor thresholds, allocations, and vetting issuers for liquidity. The Trustees considered BTS’ methods of monitoring compliance and evaluating broker-dealers, as well as BTS’ compliance and litigation history. The Trustees noted that BTS’ conservative philosophy and years of risk management experience have served their target clients’ low risk tolerance level well. The Trustees appreciated that BTS’ strategy and approach have remained consistent over the years. The Trustees concluded that BTS should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance, noting that the Fund outperformed the Nontraditional Bond Morningstar Category over the 1-year, 2-year, 3-year, and 5-year periods, while trailing the benchmark index over the same periods. The Trustees observed that the Fund outperformed its peer group over all of the same periods except for the 2-year period. After discussion, the Trustees concluded that BTS has delivered reasonable performance in the past and is well-positioned to continue to do so over a full market cycle.

Fees and Expenses. The Trustees noted that the adviser’s fee of 1.00% was higher than the Fund’s Morningstar Category average, but lower than the peer group average. They also noted that the Fund’s net expense ratio of 2.08% was higher than the peer group average and Morningstar category average, but within the range of both. The Trustees noted that the adviser’s tactical management warranted a higher than average fee. They further noted the advisory fee is lower than that charged by the adviser to its separate account clients. The Trustees discussed the lower fee charged to BTS Tactical Fixed Income VIT than the Fund. The Trustees referenced the adviser’s assertion that the difference was warranted because of the

BTS Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2015

differences between the BTS Tactical Fixed Income VIT and the Fund in the daily requirements to manage each. Based on these and other factors, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Fund. The Trustees noted the adviser’s assertion that economies of scale had not yet been achieved by the adviser, and that breakpoints would not be appropriate before the Fund’s assets reach $1 Billion. After discussion, the Trustees concluded that economies of scale had not yet been achieved with respect to the Fund, and the matter would be revisited as the size of the Fund materially increases.

Profitability. The Trustees considered the profits realized by the adviser in connection with operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. Based on information provided by the adviser, the Trustees noted that the adviser earned a profit with respect to the Fund that is reasonable in both amount and percentage. It was the consensus of the Trustees that the profitability achieved by the adviser from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of BTS Tactical Fixed Income Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

BTS Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15 – NLFT_v2

BTS Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-287-9820.

12/31/15 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) (1)ii The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fee	2013	2014	2015
		$14,000	$14,000	$14,000

(b)	Audit-Related Fees	2013	2014	2015
		None	None	None

(c)	Tax Fees	2013	2014	2015
		$2,000	$2,000	$2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees	2013	2014	2015
		None	None	None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013	2014	2015
$2,000	$2,000	$2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/9/2016

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/9/2016